Victory Funds

Supplement dated July 1, 2019
to the Statement of Additional Information

dated May 1, 2019 (“SAI”)

The following hereby replaces the section titled “Line of Credit” on page 64 of the SAI:

Line of Credit. Effective July 1, 2019, each Fund participates, along with other funds of the Victory Portfolios, Victory Portfolios II, Victory Variable Insurance Funds and USAA Mutual Funds Trust, in a short-term, demand note line of credit agreement with Citibank, N.A. (“Citibank”). Under the agreement with Citibank, the Funds may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. Of the committed amount, $40 million of the line of credit is reserved for use by the Victory Floating Rate Fund (a series of Victory Portfolios), with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Citibank receives an annual commitment fee of 0.15%. Each Fund pays a pro-rata portion of this commitment fee plus any interest on amounts borrowed.

If you wish to obtain more information, please call the Victory Funds at 800-539-3863.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.